Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ashmead Pringle, Chief Executive Officer, and Cooper Anderson, Principal Financial Officer of GreenHaven Commodity Services LLC, the Managing Owner of GreenHaven Continuous Commodity Index Master Fund (the “Trust”), hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Trust’s Quarterly Report on Form 10-Q for the period ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: November 6, 2013	/s/Ashmead Pringle
Ashmead Pringle
Chief Executive Officer

Date: November 6, 2013	/s/Cooper Anderson
Cooper Anderson
Principal Financial Officer